Exhibit (d.3)

Schedule A

to the

Investment Advisory Agreement dated December 1, 2009

between

iShares Trust

and

BlackRock Fund Advisors

Pursuant to Section 6, the Trust shall pay the Adviser compensation at the following annual rates:

Fund	Annual Fee
iShares 0-5 Year High Yield Corporate Bond ETF	0.30%
iShares 0-5 Year Investment Grade Corporate Bond ETF	0.08%
iShares 0-5 Year TIPS Bond ETF	0.10%
iShares 1-3 Year International Treasury Bond ETF	0.35%
iShares 1-3 Year Treasury Bond ETF	0.15%
iShares 3-7 Year Treasury Bond ETF	0.15%
iShares 7-10 Year Treasury Bond ETF	0.15%
iShares 10+ Year Credit Bond ETF	0.20%
iShares 10-20 Year Treasury Bond ETF	0.15%
iShares 20+ Year Treasury Bond ETF	0.15%
iShares Aaa - A Rated Corporate Bond ETF	0.15%
iShares Adaptive Currency Hedged MSCI EAFE ETF	0.38%
iShares Adaptive Currency Hedged MSCI Eurozone ETF	0.62%
iShares Adaptive Currency Hedged MSCI Japan ETF	0.62%
iShares Agency Bond ETF	0.20%
iShares Asia 50 ETF	0.50%
iShares California Muni Bond ETF	0.25%
iShares CMBS ETF iShares Convertible Bond ETF	0.25 0.20	% %
iShares Core 1-5 Year USD Bond ETF	0.08%
iShares Core 5-10 Year USD Bond ETF	0.08%
iShares Core 10+ Year USD Bond ETF	0.08%
iShares Core Aggressive Allocation ETF	0.25%
iShares Core Conservative Allocation ETF	0.25%
iShares Core Dividend Growth ETF	0.08%
iShares Core Growth Allocation ETF	0.25%
iShares Core High Dividend ETF	0.08%
iShares Core International Aggregate Bond ETF	0.11%
iShares Core Moderate Allocation ETF	0.25%
iShares Core MSCI EAFE ETF	0.08%
iShares Core MSCI Europe ETF	0.10%
iShares Core MSCI Pacific ETF	0.10%
iShares Core MSCI Total International Stock ETF	0.11%
iShares Core Russell U.S. Growth ETF	0.05%
iShares Core Russell U.S. Value ETF	0.05%
iShares Core S&P 500 ETF	0.04%
iShares Core S&P Mid-Cap ETF	0.07%
iShares Core S&P Small-Cap ETF	0.07%
iShares Core S&P Total U.S. Stock Market ETF	0.03%
iShares Core Total USD Bond Market ETF	0.08%
iShares Core U.S. Aggregate Bond ETF	0.05%

iShares Core U.S. REIT ETF	0.08%
iShares Currency Hedged International High Yield Bond ETF	0.58%
iShares Currency Hedged JPX-Nikkei 400 ETF	0.59%
iShares Currency Hedged MSCI ACWI ETF	0.38%
iShares Currency Hedged MSCI ACWI ex U.S. ETF	0.38%
iShares Currency Hedged MSCI Australia ETF	0.62%
iShares Currency Hedged MSCI Canada ETF	0.62%
iShares Currency Hedged MSCI EAFE ETF	0.38%
iShares Currency Hedged MSCI EAFE Small-Cap ETF	0.43%
iShares Currency Hedged MSCI Europe Small-Cap ETF	0.43%
iShares Currency Hedged MSCI Eurozone ETF	0.62%
iShares Currency Hedged MSCI Germany ETF	0.53%
iShares Currency Hedged MSCI Italy ETF	0.62%
iShares Currency Hedged MSCI Japan ETF	0.53%
iShares Currency Hedged MSCI Mexico ETF	0.62%
iShares Currency Hedged MSCI South Korea ETF	0.77%
iShares Currency Hedged MSCI Spain ETF	0.62%
iShares Currency Hedged MSCI Switzerland ETF	0.62%
iShares Currency Hedged MSCI United Kingdom ETF	0.62%
iShares Dow Jones U.S. ETF	0.20%
iShares Edge MSCI Intl Momentum Factor ETF	0.30%
iShares Edge MSCI Intl Quality Factor ETF	0.30%
iShares Edge MSCI Intl Size Factor ETF	0.30%
iShares Edge MSCI Intl Value Factor ETF	0.30%
iShares Edge MSCI Min Vol Asia ex Japan ETF	0.35%
iShares Edge MSCI Min Vol EAFE Currency Hedged ETF	0.38%
iShares Edge MSCI Min Vol Europe Currency Hedged ETF	0.28%
iShares Edge MSCI Min Vol Europe ETF	0.25%
iShares Edge MSCI Min Vol Global Currency Hedged ETF	0.38%
iShares Edge MSCI Min Vol Japan ETF	0.30%
iShares Edge MSCI Min Vol USA ETF	0.15%
iShares Edge MSCI Min Vol USA Small-Cap ETF	0.20%
iShares Edge MSCI Multifactor Consumer Discretionary ETF	0.35%
iShares Edge MSCI Multifactor Consumer Staples ETF	0.35%
iShares Edge MSCI Multifactor Energy ETF	0.35%
iShares Edge MSCI Multifactor Financials ETF	0.35%
iShares Edge MSCI Multifactor Global ETF	0.35%
iShares Edge MSCI Multifactor Healthcare ETF	0.35%
iShares Edge MSCI Multifactor Industrials ETF	0.35%
iShares Edge MSCI Multifactor Intl ETF	0.30%
iShares Edge MSCI Multifactor Intl Small-Cap ETF	0.40%
iShares Edge MSCI Multifactor Materials ETF	0.35%
iShares Edge MSCI Multifactor Technology ETF	0.35%
iShares Edge MSCI Multifactor USA ETF	0.20%
iShares Edge MSCI Multifactor USA Small-Cap ETF	0.30%
iShares Edge MSCI Multifactor Utilities ETF	0.35%
iShares Edge MSCI USA Momentum Factor ETF	0.15%
iShares Edge MSCI USA Quality Factor ETF	0.15%
iShares Edge MSCI USA Size Factor ETF	0.15%
iShares Edge MSCI USA Value Factor ETF	0.15%
iShares Emerging Markets Infrastructure ETF	0.75%
iShares Europe Developed Real Estate ETF	0.48%

iShares Exponential Technologies ETF	0.47%
iShares Fallen Angels USD Bond ETF	0.35%
iShares Floating Rate Bond ETF	0.20%
iShares Global 100 ETF	0.40%
iShares Global REIT ETF	0.14%
iShares GNMA Bond ETF	0.15%
iShares Government/Credit Bond ETF	0.20%
iShares iBonds Dec 2017 Term Corporate ETF	0.10%
iShares iBonds Dec 2018 Term Corporate ETF	0.10%
iShares iBonds Dec 2019 Term Corporate ETF	0.10%
iShares iBonds Dec 2020 Term Corporate ETF	0.10%
iShares iBonds Dec 2021 Term Muni Bond ETF	0.18%
iShares iBonds Dec 2021 Term Corporate ETF	0.10%
iShares iBonds Dec 2022 Term Muni Bond ETF	0.18%
iShares iBonds Dec 2022 Term Corporate ETF	0.10%
iShares iBonds Dec 2023 Term Corporate ETF	0.10%
iShares iBonds Dec 2024 Term Corporate ETF	0.10%
iShares iBonds Dec 2025 Term Corporate ETF	0.10%
iShares iBonds Dec 2026 Term Corporate ETF	0.10%
iShares iBonds Mar 2018 Term Corporate ETF	0.10%
iShares iBonds Mar 2020 Term Corporate ETF	0.10%
iShares iBonds Mar 2023 Term Corporate ETF	0.10%
iShares iBonds Mar 2018 Term Corporate ex-Financials ETF	0.10%
iShares iBonds Mar 2020 Term Corporate ex-Financials ETF	0.10%
iShares iBonds Mar 2023 Term Corporate ex-Financials ETF	0.10%
iShares iBonds Sep 2017 Term Muni Bond ETF	0.18%
iShares iBonds Sep 2018 Term Muni Bond ETF	0.18%
iShares iBonds Sep 2019 Term Muni Bond ETF	0.18%
iShares iBonds Sep 2020 Term Muni Bond ETF	0.18%
iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF	0.50%
iShares India 50 ETF	0.89%
iShares Intermediate Government/Credit Bond ETF	0.20%
iShares International Developed Property ETF	0.48%
iShares International Developed Real Estate ETF iShares International Dividend Growth ETF	0.48 0.22	% %
iShares International Preferred Stock ETF	0.55%
iShares International Treasury Bond ETF	0.35%
iShares JPX-Nikkei 400 ETF	0.48%
iShares Micro-Cap ETF	0.60%
iShares Morningstar Large-Cap ETF	0.20%
iShares Morningstar Large-Cap Growth ETF	0.25%
iShares Morningstar Large-Cap Value ETF	0.25%
iShares Morningstar Mid-Cap ETF	0.25%
iShares Morningstar Mid-Cap Growth ETF	0.30%
iShares Morningstar Mid-Cap Value ETF	0.30%
iShares Morningstar Multi-Asset Income ETF	0.25%
iShares Morningstar Small-Cap ETF	0.25%
iShares Morningstar Small-Cap Growth ETF	0.30%
iShares Morningstar Small-Cap Value ETF	0.30%
iShares Mortgage Real Estate Capped ETF	0.48%
iShares MSCI ACWI Low Carbon Target ETF	0.20%
iShares MSCI China A ETF	0.65%

iShares MSCI Denmark Capped ETF	0.53%
iShares MSCI EAFE ESG Optimized ETF	0.40%
iShares MSCI EAFE Growth ETF	0.40%
iShares MSCI Europe Financials ETF	0.48%
iShares MSCI Europe Small-Cap ETF	0.40%
iShares MSCI Finland Capped ETF	0.53%
iShares MSCI Germany Small-Cap ETF	0.59%
iShares MSCI Global Impact ETF	0.49%
iShares MSCI India Small-Cap ETF	0.74%
iShares MSCI KLD 400 Social ETF	0.50%
iShares MSCI Kokusai ETF	0.25%
iShares MSCI Norway Capped ETF	0.53%
iShares MSCI Saudi Arabia Capped ETF	0.74%
iShares MSCI United Kingdom Small-Cap ETF	0.59%
iShares MSCI USA ESG Optimized ETF	0.28%
iShares MSCI USA ESG Select ETF	0.50%
iShares National Muni Bond ETF	0.25%
iShares New York Muni Bond ETF	0.25%
iShares Residential Real Estate Capped ETF	0.48%
iShares Russell 1000 ETF	0.15%
iShares Russell 3000 ETF	0.20%
iShares Russell Top 200 ETF	0.15%
iShares Russell Top 200 Growth ETF	0.20%
iShares Russell Top 200 Value ETF	0.20%
iShares S&P 100 ETF	0.20%
iShares S&P 500 Growth ETF	0.18%
iShares S&P 500 Value ETF	0.18%
iShares S&P Small-Cap 600 Growth ETF	0.25%
iShares S&P Small-Cap 600 Value ETF	0.25%
iShares Short Treasury Bond ETF	0.15%
iShares Short-Term National Muni Bond ETF	0.25%
iShares Treasury Floating Rate Bond ETF	0.15%
iShares U.S. Credit Bond ETF	0.15%
iShares U.S. Treasury Bond ETF	0.15%
iShares Yield Optimized Bond ETF	0.28%

Advisory Fee for iShares PHLX, S&P Global and S&P U.S. Sector Funds

iShares Global Clean Energy ETF

iShares Global Consumer Discretionary ETF

iShares Global Consumer Staples ETF

iShares Global Energy ETF

iShares Global Financials ETF

iShares Global Healthcare ETF

iShares Global Industrials ETF

iShares Global Infrastructure ETF

iShares Global Materials ETF

iShares Global Tech ETF

iShares Global Telecom ETF

iShares Global Timber & Forestry ETF

iShares Global Utilities ETF

iShares North American Natural Resources ETF

iShares North American Tech ETF

iShares North American Tech-Multimedia Networking ETF

iShares North American Tech-Software ETF

iShares PHLX Semiconductor ETF

0.48% per annum of the aggregate net assets less than or equal to $10.0 billion plus 0.43% per annum of the aggregate net assets over $10.0 billion, up to and including $20.0 billion plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion.

Advisory Fee for iShares China Large-Cap ETF

iShares China Large-Cap ETF

0.74% per annum of the aggregate net assets less than or equal to $6.0 billion plus 0.67% per annum of the aggregate net assets over $6.0 billion, up to and including $9.0 billion plus 0.60% per annum of the aggregate net assets over $9.0 billion, up to and including $12.0 billion plus 0.54% per annum of the aggregate net assets in excess of $12.0 billion

Advisory Fee for iShares Dow Jones Sector Funds

iShares Transportation Average ETF

iShares U.S. Aerospace & Defense ETF

iShares U.S. Basic Materials ETF

iShares U.S. Broker-Dealers & Securities Exchanges ETF

iShares U.S. Consumer Goods ETF

iShares U.S. Consumer Services ETF

iShares U.S. Energy ETF

iShares U.S. Financial Services ETF

iShares U.S. Financials ETF

iShares U.S. Healthcare ETF

iShares U.S. Healthcare Providers ETF

iShares U.S. Home Construction ETF

iShares U.S. Industrials ETF

iShares U.S. Insurance ETF

iShares U.S. Medical Devices ETF

iShares U.S. Oil & Gas Exploration & Production ETF

iShares U.S. Oil Equipment & Services ETF

iShares U.S. Pharmaceuticals ETF

iShares U.S. Real Estate ETF

iShares U.S. Regional Banks ETF

iShares U.S. Technology ETF

iShares U.S. Telecommunications ETF

iShares U.S. Utilities ETF

0.48% per annum of the aggregate net assets less than or equal to $10.0 billion plus 0.43% per annum of the aggregate net assets over $10.0 billion, up to and including $20.0 billion plus 0.38% per annum of the aggregate net assets over $20.0 billion, up to and including $30.0 billion plus 0.34% per annum of the aggregate net assets over $30.0 billion, up to and including $40.0 billion plus 0.33% per annum of the aggregate net assets over $40.0 billion, up to and including $50.0 billion plus 0.31% per annum of the aggregate net assets in excess of $50.0 billion

Advisory Fee for iShares S&P Mid-Cap 400 Value ETF

iShares S&P Mid-Cap 400 Value ETF

0.25% per annum of the aggregate net assets less than or equal to $5.0 billion plus 0.24% per annum of the aggregate net assets over $5.0 billion, up to and including $7.5 billion plus 0.23% per annum of the aggregate net assets over $7.5 billion, up to and including $10.0 billion plus 0.21% per annum of the aggregate net assets in excess of $10.0 billion

Advisory Fee for iShares MSCI EAFE Value ETF

iShares MSCI EAFE Value ETF

0.40% per annum of the aggregate net assets less than or equal to $3.0 billion plus 0.38% per annum of the aggregate net assets over $3.0 billion, up to and including $4.5 billion plus 0.36% per annum of the aggregate net assets over $4.5 billion, up to and including $6.0 billion plus 0.34% per annum of the aggregate net assets in excess of $6.0 billion

Advisory Fee for iShares MSCI India ETF

iShares MSCI India ETF

0.6500% per annum of the aggregate net assets less than or equal to $4.0 billion plus 0.6175% per annum of the aggregate net assets over $4.0 billion, up to and including $6.0 billion plus 0.5867% per annum of the aggregate net assets in excess of $6.0 billion

Advisory Fee for iShares Category VI Funds:

iShares Edge MSCI Min Vol EAFE ETF

iShares Edge MSCI Min Vol Global ETF*

iShares Human Rights ETF

iShares MSCI ACWI ETF

iShares MSCI ACWI ex U.S. ETF

iShares MSCI EAFE ETF

0.35% per annum of the aggregate net assets less than or equal to $30.0 billion plus 0.32% per annum of the aggregate net assets over $30.0 billion, up to and including $60.0 billion plus 0.28% per annum of the aggregate net assets over $60.0 billion, up to and including $90.0 billion plus 0.252% per annum of the aggregate net assets in excess of $90.0 billion

Advisory Fee for Category I Funds:

iShares MSCI Australia ETF*

iShares MSCI Austria Capped ETF*

iShares MSCI Belgium Capped ETF*

iShares MSCI Canada ETF*

iShares MSCI Eurozone ETF*

iShares MSCI France ETF*

iShares MSCI Germany ETF*

iShares MSCI Hong Kong ETF*

iShares MSCI Ireland Capped ETF

iShares MSCI Italy Capped ETF*

iShares MSCI Japan ETF*

iShares MSCI Japan Small-Cap ETF*

iShares MSCI Malaysia ETF*

iShares MSCI Mexico Capped ETF*

iShares MSCI Netherlands ETF*

iShares MSCI New Zealand Capped ETF

iShares MSCI Singapore Capped ETF*

iShares MSCI Spain Capped ETF*

iShares MSCI Sweden Capped ETF*

iShares MSCI Switzerland Capped ETF*

iShares MSCI United Kingdom ETF

0.59% per annum of the aggregate net assets of the Category I Funds less than or equal to $7.0 billion plus 0.54% per annum of the aggregate net assets of the Category I Funds over $7.0 billion, up to and including $11.0 billion plus 0.49% per annum of the aggregate net assets of the Category I Funds over $11.0 billion, up to and including $24.0 billion plus 0.44% per annum of the aggregate net assets of the Category I Funds over $24.0 billion, up to and including $48.0 billion plus 0.40% per annum of the aggregate net assets of the Category I Funds over $48.0 billion, up to and including $72.0 billion plus 0.36% per annum of the aggregate net assets of the Category I Funds in excess of $72.0 billion

Advisory Fee for Category II Funds:

iShares MSCI All Peru Capped ETF

iShares MSCI Brazil Capped ETF*

iShares MSCI Brazil Small-Cap ETF

iShares MSCI Chile Capped ETF*

iShares MSCI China ETF

iShares MSCI China Small-Cap ETF

iShares MSCI Indonesia ETF

iShares MSCI Israel Capped ETF*

iShares MSCI Philippines ETF

iShares MSCI Poland Capped ETF

iShares MSCI Qatar Capped ETF

iShares MSCI Russia Capped ETF*

iShares MSCI South Africa ETF*

iShares MSCI South Korea Capped ETF*

iShares MSCI Taiwan Capped ETF*

iShares MSCI Thailand Capped ETF*

iShares MSCI Turkey ETF*

iShares MSCI UAE Capped ETF

0.74% per annum of the aggregate net assets of the Category II Funds less than or equal to $2.0 billion plus 0.69% per annum of the aggregate net assets of the Category II Funds over $2.0 billion, up to and including $4.0 billion plus 0.64% per annum of the aggregate net assets of the Category II Funds over $4.0 billion, up to and including $8.0 billion plus 0.57% per annum of the aggregate net assets of the Category II Funds over $8.0 billion, up to and including $16.0 billion plus 0.51% per annum of the aggregate net assets of the Category II Funds over $16.0 billion, up to and including $24.0 billion plus 0.48% per annum of the aggregate net assets of the Category II Funds over $24.0 billion, up to and including $32.0 billion plus 0.45% per annum of the aggregate net assets of the Category II Funds in excess of $32.0 billion

Advisory Fee for Category IV Funds

iShares Edge MSCI Min Vol Emerging Markets ETF*

iShares MSCI All Country Asia ex Japan ETF

iShares MSCI BRIC ETF*

iShares MSCI Emerging Markets ETF*

iShares MSCI Emerging Markets Small-Cap ETF*

0.75% per annum of the aggregate net assets of the Category IV Funds less than or equal to $14.0 billion plus 0.68% per annum of the aggregate net assets of the Category IV Funds over $14.0 billion, up to and including $28.0 billion plus 0.61% per annum of the aggregate net assets of the Category IV Funds over $28.0 billion, up to and including $42.0 billion plus 0.54% per annum of the aggregate net assets of the Category IV Funds over $42.0 billion, up to and including $56.0 billion plus 0.47% per annum of the aggregate net assets of the Category IV Funds over $56.0 billion, up to and including $70.0 billion plus 0.41% per annum of the aggregate net assets of the Category IV Funds over $70.0 billion, up to and including $84.0 billion plus 0.35% per annum of the aggregate net assets of the Category IV Funds in excess of $84.0 billion

Advisory Fee for Group X Funds

	First $46 billion	Greater than $46 billion Up to $81 billion	Greater than $81 billion Up to $111 billion	Greater than $111 billion Up to $141 billion	Greater than $141 billion
iShares Latin America 40 ETF	0.5000%	0.4750%	0.4513%	0.4287%	0.4073%
iShares MSCI Pacific ex Japan ETF*	0.5000%	0.4750%	0.4513%	0.4287%	0.4073%
iShares Russell 2000 ETF	0.2000%	0.1900%	0.1805%	0.1715%	0.1630%
iShares Russell 2000 Growth ETF	0.2500%	0.2375%	0.2257%	0.2144%	0.2037%
iShares Russell 2000 Value ETF	0.2500%	0.2375%	0.2257%	0.2144%	0.2037%
iShares Select Dividend ETF	0.4000%	0.3800%	0.3610%	0.3430%	0.3259%
iShares U.S. Preferred Stock ETF	0.4800%	0.4560%	0.4332%	0.4116%	0.3910%

Advisory Fee for Group XI Funds

	First $19 billion	Greater than $19 billion Up to $33 billion	Greater than $33 billion Up to $47 billion	Greater than $47 billion
iShares iBoxx $ High Yield Corporate Bond ETF	0.5000%	0.4750%	0.4513%	0.4287%
iShares J.P. Morgan USD Emerging Markets Bond ETF	0.6000%	0.5700%	0.5415%	0.5145%

Advisory Fee for Group XII Funds

	First $121 billion	Greater than $121 billion Up to $181 billion	Greater than $181 billion Up to $231 billion	Greater than $231 billion Up to $281 billion	Greater than $281 billion
iShares 1-3 Year Credit Bond ETF	0.2000%	0.1900%	0.1805%	0.1715%	0.1630%
iShares Cohen & Steers REIT ETF	0.3500%	0.3325%	0.3159%	0.3001%	0.2851%
iShares iBoxx $ Investment Grade Corporate Bond ETF	0.1500%	0.1425%	0.1354%	0.1287%	0.1222%
iShares Intermediate Credit Bond ETF	0.2000%	0.1900%	0.1805%	0.1715%	0.1630%
iShares MBS ETF	0.2500%	0.2375%	0.2257%	0.2144%	0.2037%
iShares Nasdaq Biotechnology ETF	0.4800%	0.4560%	0.4332%	0.4116%	0.3910%
iShares Russell 1000 Growth ETF	0.2000%	0.1900%	0.1805%	0.1715%	0.1630%
iShares Russell 1000 Value ETF	0.2000%	0.1900%	0.1805%	0.1715%	0.1630%
iShares Russell Mid-Cap ETF	0.2000%	0.1900%	0.1805%	0.1715%	0.1630%
iShares Russell Mid-Cap Growth ETF	0.2500%	0.2375%	0.2257%	0.2144%	0.2037%
iShares Russell Mid-Cap Value ETF	0.2500%	0.2375%	0.2257%	0.2144%	0.2037%
iShares S&P Mid-Cap 400 Growth ETF	0.2500%	0.2375%	0.2257%	0.2144%	0.2037%
iShares TIPS Bond ETF	0.2000%	0.1900%	0.1805%	0.1715%	0.1630%

Advisory Fee for Group XIII Funds

	First $12 billion	Greater than $12 billion Up to $18 billion	Greater than $18 billion Up to $24 billion	Greater than $24 billion
iShares Europe ETF	0.6000%	0.5700%	0.5415%	0.5145%
iShares International Select Dividend ETF	0.5000%	0.4750%	0.4513%	0.4287%
iShares MSCI EAFE Small-Cap ETF	0.4000%	0.3800%	0.3610%	0.3430%

* This Fund is a fund of iShares, Inc.

Amended and Approved by the Board of Trustees of iShares Trust on September 28-29, 2016.